UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2019

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On May 15, 2019, Hawaiian Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) for the following purposes:

Proposal No. 1
To elect eight directors from among the nominees described in the Company’s proxy statement for its 2019 Annual Meeting filed with the Securities and Exchange Commission on April 5, 2019 (the “2019 Proxy Statement”).

Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal No. 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2019 Proxy Statement.

Only stockholders of record at the close of business on March 18, 2019 (the “Record Date”) were entitled to vote at the 2019 Annual Meeting. At the Record Date, 48,312,123 shares of Common Stock and three shares of Special Preferred Stock were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 43,781,134 shares, or 90.62% of total shares outstanding, were present in person or by proxy at the 2019 Annual Meeting, constituting a quorum of stockholders entitled to vote at the 2019 Annual Meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 - Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome

Election of Donald J. Carty	33,402,971	686,783	9,691,380	Elected

Election of Abhinav Dhar	33,537,819	551,935	9,691,380	Elected

Election of Earl E. Fry	33,648,626	441,128	9,691,380	Elected

Election of Lawrence S. Hershfield	33,528,568	561,186	9,691,380	Elected

Election of Peter R. Ingram	33,649,233	440,521	9,691,380	Elected

Election of Randall L. Jenson	33,265,757	823,997	9,691,380	Elected

Election of Crystal K. Rose	33,253,020	836,734	9,691,380	Elected

Election of Richard N. Zwern	32,691,963	1,397,791	9,691,380	Elected

As of the date of the election of directors listed above, the board of directors of the Company is comprised of Donald J. Carty, Abhinav Dhar, Earl E. Fry, Lawrence S. Hershfield, Peter R. Ingram, Randall L. Jenson, Crystal K. Rose, Richard N. Zwern, Joseph Guerrieri, Jr., William S. Swelbar and Duane E. Woerth.

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

43,071,673	595,138	114,323	0	Approved

Proposal No. 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2019 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

32,035,523	1,904,355	149,876	9,691,380	Approved

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 20, 2019	By:	/s/ Aaron J. Alter
Name: Aaron J. Alter Title: Executive Vice President, Chief Legal Officer and Corporate Secretary